AMENDMENT ELEVEN TO SECURITIES LENDING AGREEMENT
Securities Lending Cash Collateral

AMENDMENT ELEVEN (“Amendment”), dated effective September 24, 2014 to the Securities Lending Agreement, dated as of April 11, 1995, as amended, between each of the T. Rowe Price Associates, Inc. funds listed on Appendix 4 attached hereto (each such portfolio or series, a “Lender” and collectively, the “Lenders”), and JPMorgan Chase Bank, N.A. (as successor by operation of law to The Chase Manhattan Bank, N.A.) (“Chase”) and the Indemnification Side Letter from Chase to Lender dated July 25, 2012 (collectively, the “Lending Agreement”). This Amendment shall be deemed for all purposes to constitute a separate and discrete agreement between Chase and each of the Lenders as it may be amended by the parties from time to time, and no Lender shall be responsible or liable for any of the obligations of any other Lender under this Amendment or Lending Agreement or otherwise, notwithstanding anything to the contrary contained herein. When the term “Lender” is used herein, it refers to a given Lender and not to all participating Lenders collectively.

It is hereby agreed as follows:

1. The following new definitions are hereby added to Section 1 of the Lending Agreement in appropriate alphabetic sequence:

“Agreed Margin” shall be for each Lender the product of twenty basis points and the aggregate amount of Cash Collateral required to be returned by the Lender to Chase.

“NAV” shall mean the net asset value per share of the T. Rowe Price Short-Term Reserve Fund or Short-Term Government Reserve Fund.

“T. Rowe Price Short-Term Reserve Fund or Short-Term Government Reserve Fund,” each a series of T. Rowe Price Reserve Investment Funds, Inc. and a mutual fund registered under the Investment Company Act of 1940 (hereinafter referred to as “Fund” or collectively as “Funds”).

Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Lending Agreement.

2. Section 3(b) of the Lending Agreement is hereby amended by inserting at the end thereof the following:

“In addition to the foregoing, Lender hereby further represents and warrants to Chase with respect to the Fund that Lender shall provide Chase on each Business Day: (x) the NAV as of the close of business on such Business Day; and (y) the yield as of the close of business on such Business Day.

Chase agrees to endeavor in good faith to provide to Fund on behalf of Lender by 2:50 p.m. New York time on each Business Day the dollar amount of the lending activity by each Lender in the Funds which occurred that day prior to 2:30 p.m. The wire associated with such Cash Collateral subscription will be sent on a good faith basis to the Funds by 3:15 p.m. New York time on each Business Day, but in no event later than 4:00 p.m. New York time on each Business Day. For the avoidance of doubt, Chase will continue to process securities lending transactions after 2:30 p.m. on a Business Day, subject to the terms of the Lending Agreement.

3. Section 5(f)(ii) of the Lending Agreement, captioned “Investment of Cash Collateral” is hereby amended by inserting at the end thereof the following:

Notwithstanding Section 5(f)(i) of the Lending Agreement, effective as of January 23, 2013, Lender hereby directs Chase to manage Cash Collateral such that Cash Collateral available for investment may also be invested in the Fund, in such proportion as the Lender directs. Any investment in the Fund is made for the account of, and at the sole risk of, Lender. With respect to any investment in the Fund:

(A) , if the value of the shares of the Fund acquired by Lender in connection with the Lending Agreement exceeds the aggregate amount of Cash Collateral required to be returned by Lender to Chase by an amount which is greater than the Agreed Margin (or if Lender has no loans outstanding and no amounts are required to be returned to Chase), Lender shall redeem shares from the Fund provided that after such redemption the value of the remaining shares of the Fund acquired by Lender in connection with the Lending Agreement shall be no less than the aggregate amount of Cash Collateral required to be returned by Lender to Chase and shall, concurrent with such redemption, deliver written notice of such redemption and the amount thereof to Chase;

(B) , if the value of the shares of the Fund acquired by Lender in connection with the Lending Agreement is less than the aggregate amount of Cash Collateral required to be returned by Lender to Chase by an amount which is greater than the Agreed Margin, Lender shall purchase additional shares of the Fund in an amount that will cause the value of the shares of the Fund acquired by Lender in connection with the Lending Agreement to equal the aggregate amount of Cash Collateral required to be returned by Lender to Chase and shall, concurrent with such purchase, deliver written notice of such contribution and the amount thereof to Chase; and

(C) , upon the termination of a Loan. Lender shall pay (or cause the Fund to pay on its behalf) to Chase on demand in cash an amount equal to the amount of the Collateral for such Loan and such amount shall include, for the avoidance of doubt, any deficiency in the amount of Collateral (including but not limited to Cash Collateral) available for return to the Borrower pursuant to the applicable MSLA.

Without limiting the generality of the foregoing, Lender acknowledges that Chase shall have no fiduciary or other responsibility with respect to any Cash Collateral Investment Directed By Lender or investment in the Fund, except that Chase shall follow the Lender’s direction.

4. Section 7 of the Lending Agreement is hereby amended by inserting after “Lending Agreement” and before “or” in the first sentence of the second full paragraph thereof the following:

“, or by reason of or as a result of any Cash Collateral Investment Directed by Lender or any investment in the Fund”.

5. Upon an Event of Default with respect to a Borrower, the Lender shall, upon notice from Chase in accordance with Section 13(c) of the Agreement, cause all of the Cash Collateral received by Lender related to the Loans with such Borrower to be transferred to Chase: (a) if such notice is received by 2:30 p.m. New York time on a Business Day, by the close of business on such Business Day and if such notice is received after 2:30 p.m. New York time on a Business Day, by 10:00 a.m. New York time on the following Business Day; and (b) if such notice is received on a day which is not a Business Day, by the close of business on the next Business Day. If such Cash Collateral is not transferred to Chase in accordance with the first sentence of this paragraph, then the indemnification obligation of Chase set forth in the Indemnification Side Letter shall be terminated. If the Cash Collateral payable to Chase is greater than the Market Value of the Loaned Securities not returned by the Borrower, the Lender shall return such excess amount to Chase.

7. Section 13(c) of the Agreement is hereby amended by deleting the provisions thereof and inserting the following:

All notices and other communications required by this Agreement shall be in writing and shall be sufficiently given if delivered by hand or overnight courier service, mailed by certified or registered mail or sent by mail, fax or email as follows: (1) if to Chase: 1 Chase Manhattan Plaza, 58th Floor, Securities Lending Division, Attention: Janine Abbatecola, Telephone: 212-552-6452, Facsimile: 212-552-1141 and 480-606-0070; and (2) if to Lender or to the Fund on behalf of the Lender, 100 East Pratt Street, Baltimore, Maryland, 21202, Attention: David Oestreicher, Telephone: (410) 345-2628, Facsimile: (410) 345-6575, or by any other method and to any other address or addresses of which written notice shall have been given in the foregoing manner by the respective parties.

8. Section 8 of the Agreement is hereby deleted and replaced with the following:

In connection with each Loan hereunder, Lender shall pay to Chase a fee equal to 15% of (i) the amount of the earnings derived from Authorized Investments in connection with Loans of Securities collateralized by cash less any Rebate paid to Borrower and plus any Rebate paid to Lender, and (ii) any Securities Loan Fee paid or payable by a Borrower on Loans not collateralized by cash.

8. Except as expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

9. All references to the Lending Agreement in the Lending Agreement or any other document executed or delivered in connection therewith shall, from and after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

10. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

11. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws thereunder (except that the foregoing shall not reduce any statutory right to choose New York law or forum).

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above-written.

T. ROWE PRICE ASSOCIATES, INC. As agent on behalf of each Fund listed on Appendix 4	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By: /s/ Gregory K. Hinkle	By: /s/ Sheila Swanson
Name: Gregory K. Hinkle	Name: Sheila Swanson
Title: Treasurer	Title: Managing Director

APPENDIX 4

T. ROWE PRICE ASSOCIATES FUNDS

Equity Funds

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Series, Inc. on behalf of:

 T. Rowe Price Blue Chip Growth Portfolio

 T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Index 500 Portfolio

 T. Rowe Price Health Sciences Portfolio

 T. Rowe Price Mid-Cap Growth Portfolio

 T. Rowe Price New America Growth Portfolio

 T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Global Allocation Fund, Inc.

T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Index Trust, Inc. on behalf of:

 T. Rowe Price Equity Index 500 Fund

 T. Rowe Price Extended Equity Market Index Fund

 T. Rowe Price Total Equity Market Index Fund

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:

 T. Rowe Price Institutional Large-Cap Core Growth Fund

 T. Rowe Price Institutional Large -Cap Growth Fund

 T. Rowe Price Institutional Large-Cap Value Fund

 T. Rowe Price Institutional Mid-Cap Equity Growth Fund

 T. Rowe Price Institutional Small-Cap Stock Fund

 T. Rowe Price Institutional U.S. Structured Research Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Africa & Middle East Fund

 T. Rowe Price Institutional Concentrated International Equity Fund

 T. Rowe Price Institutional Emerging Markets Equity Fund

 T. Rowe Price Institutional Frontier Markets Equity Fund

 T. Rowe Price Institutional Global Focused Growth Equity Fund

 T. Rowe Price Institutional Global Growth Equity Fund

 T. Rowe Price Institutional Global Value Equity Fund

 T. Rowe Price Institutional International Core Equity Fund

 T. Rowe Price Institutional International Growth Equity Fund

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Africa & Middle East Fund

 T. Rowe Price Asia Opportunities Fund

 T. Rowe Price Emerging Europe Fund

 T. Rowe Price Emerging Markets Stock Fund

 T. Rowe Price European Stock Fund

 T. Rowe Price Global Growth Stock Fund

 T. Rowe Price Global Industrials Fund

 T. Rowe Price Global Stock Fund

 T. Rowe Price International Concentrated Equity Fund

 T. Rowe Price International Discovery Fund

 T. Rowe Price International Growth & Income Fund

 T. Rowe Price International Stock Fund

 T. Rowe Price Japan Fund

 T. Rowe Price Latin America Fund

 T. Rowe Price New Asia Fund

 T. Rowe Price Overseas Stock Fund

T. Rowe Price International Index Fund, Inc. on behalf of:

 T. Rowe Price International Equity Index Fund

T. Rowe Price International Series, Inc. on behalf of:

 T. Rowe Price International Stock Portfolio

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price New America Growth Fund

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price Real Assets Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

T. Rowe Price Value Fund, Inc.

Income Funds

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Credit Opportunities Fund, Inc.

T. Rowe Price Fixed Income Series, Inc. on behalf of:

 T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Floating Rate Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Inflation Focused Bond Fund, Inc.

T. Rowe Price Inflation Protected Bond Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc., on behalf of:

 T. Rowe Price Institutional Core Plus Fund

 T. Rowe Price Institutional Credit Opportunities Fund

 T. Rowe Price Institutional Floating Rate Fund

 T. Rowe Price Institutional Global Multi-Sector Bond Fund

 T. Rowe Price Institutional High Yield Fund

 T. Rowe Price Institutional Long Duration Credit Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Emerging Markets Bond Fund

 T. Rowe Price Institutional International Bond Fund

T. Rowe Price International Funds, Inc. on behalf:

 T. Rowe Price Emerging Markets Bond Fund

 T. Rowe Price Emerging Markets Corporate Bond Fund

 T. Rowe Price Emerging Markets Local Currency Bond Fund

 T. Rowe Price International Bond Fund

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Personal Strategy Funds, Inc. on behalf of:

 T. Rowe Price Personal Strategy Balanced Fund

 T. Rowe Price Personal Strategy Growth Fund

 T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Short-Term Bond Fund, Inc. on behalf of:

 T. Rowe Price Ultra Short-Term Bond Fund

T. Rowe Price Strategic Income Fund, Inc.

T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:

 T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

T. Rowe Price U.S. Treasury Funds, Inc.

 U.S. Treasury Intermediate Fund

 U.S. Treasury Long-Term Fund

AMENDMENT TWELVE TO SECURITIES LENDING AGREEMENT
Securities Lending Cash Collateral

AMENDMENT TWELVE (“Amendment”), dated effective November 24, 2014 to the Securities Lending Agreement, dated as of April 11, 1995, as amended, between each of the T. Rowe Price Associates, Inc. funds listed on Appendix 4 attached hereto (each such portfolio or series, a “Lender” and collectively, the “Lenders”), and JPMorgan Chase Bank, N.A. (as successor by operation of law to The Chase Manhattan Bank, N.A.) (“Chase”) and the Indemnification Side Letter from Chase to Lender dated July 25, 2012 (collectively, the “Lending Agreement”). This Amendment shall be deemed for all purposes to constitute a separate and discrete agreement between Chase and each of the Lenders as it may be amended by the parties from time to time, and no Lender shall be responsible or liable for any of the obligations of any other Lender under this Amendment or Lending Agreement or otherwise, notwithstanding anything to the contrary contained herein. When the term “Lender” is used herein, it refers to a given Lender and not to all participating Lenders collectively.

It is hereby agreed as follows:

2. The following new definitions are hereby added to Section 1 of the Lending Agreement in appropriate alphabetic sequence:

“Agreed Margin” shall be for each Lender the product of twenty basis points and the aggregate amount of Cash Collateral required to be returned by the Lender to Chase.

“NAV” shall mean the net asset value per share of the T. Rowe Price Short-Term Reserve Fund or Short-Term Government Reserve Fund.

“T. Rowe Price Short-Term Reserve Fund or Short-Term Government Reserve Fund,” each a series of T. Rowe Price Reserve Investment Funds, Inc. and a mutual fund registered under the Investment Company Act of 1940 (hereinafter referred to as “Fund” or collectively as “Funds”).

Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Lending Agreement.

9. Section 3(b) of the Lending Agreement is hereby amended by inserting at the end thereof the following:

“In addition to the foregoing, Lender hereby further represents and warrants to Chase with respect to the Fund that Lender shall provide Chase on each Business Day: (x) the NAV as of the close of business on such Business Day; and (y) the yield as of the close of business on such Business Day.

Chase agrees to endeavor in good faith to provide to Fund on behalf of Lender by 2:50 p.m. New York time on each Business Day the dollar amount of the lending activity by each Lender in the Funds which occurred that day prior to 2:30 p.m. The wire associated with such Cash Collateral subscription will be sent on a good faith basis to the Funds by 3:15 p.m. New York time on each Business Day, but in no event later than 4:00 p.m. New York time on each Business Day. For the avoidance of doubt, Chase will continue to process securities lending transactions after 2:30 p.m. on a Business Day, subject to the terms of the Lending Agreement.

10. Section 5(f)(ii) of the Lending Agreement, captioned “Investment of Cash Collateral” is hereby amended by inserting at the end thereof the following:

Notwithstanding Section 5(f)(i) of the Lending Agreement, effective as of January 23, 2013, Lender hereby directs Chase to manage Cash Collateral such that Cash Collateral available for investment may also be invested in the Fund, in such proportion as the Lender directs. Any investment in the Fund is made for the account of, and at the sole risk of, Lender. With respect to any investment in the Fund:

(A) , if the value of the shares of the Fund acquired by Lender in connection with the Lending Agreement exceeds the aggregate amount of Cash Collateral required to be returned by Lender to Chase by an amount which is greater than the Agreed Margin (or if Lender has no loans outstanding and no amounts are required to be returned to Chase), Lender shall redeem shares from the Fund provided that after such redemption the value of the remaining shares of the Fund acquired by Lender in connection with the Lending Agreement shall be no less than the aggregate amount of Cash Collateral required to be returned by Lender to Chase and shall, concurrent with such redemption, deliver written notice of such redemption and the amount thereof to Chase;

(B) , if the value of the shares of the Fund acquired by Lender in connection with the Lending Agreement is less than the aggregate amount of Cash Collateral required to be returned by Lender to Chase by an amount which is greater than the Agreed Margin, Lender shall purchase additional shares of the Fund in an amount that will cause the value of the shares of the Fund acquired by Lender in connection with the Lending Agreement to equal the aggregate amount of Cash Collateral required to be returned by Lender to Chase and shall, concurrent with such purchase, deliver written notice of such contribution and the amount thereof to Chase; and

(C) , upon the termination of a Loan. Lender shall pay (or cause the Fund to pay on its behalf) to Chase on demand in cash an amount equal to the amount of the Collateral for such Loan and such amount shall include, for the avoidance of doubt, any deficiency in the amount of Collateral (including but not limited to Cash Collateral) available for return to the Borrower pursuant to the applicable MSLA.

Without limiting the generality of the foregoing, Lender acknowledges that Chase shall have no fiduciary or other responsibility with respect to any Cash Collateral Investment Directed By Lender or investment in the Fund, except that Chase shall follow the Lender’s direction.

11. Section 7 of the Lending Agreement is hereby amended by inserting after “Lending Agreement” and before “or” in the first sentence of the second full paragraph thereof the following:

“, or by reason of or as a result of any Cash Collateral Investment Directed by Lender or any investment in the Fund”.

12. Upon an Event of Default with respect to a Borrower, the Lender shall, upon notice from Chase in accordance with Section 13(c) of the Agreement, cause all of the Cash Collateral received by Lender related to the Loans with such Borrower to be transferred to Chase: (a) if such notice is received by 2:30 p.m. New York time on a Business Day, by the close of business on such Business Day and if such notice is received after 2:30 p.m. New York time on a Business Day, by 10:00 a.m. New York time on the following Business Day; and (b) if such notice is received on a day which is not a Business Day, by the close of business on the next Business Day. If such Cash Collateral is not transferred to Chase in accordance with the first sentence of this paragraph, then the indemnification obligation of Chase set forth in the Indemnification Side Letter shall be terminated. If the Cash Collateral payable to Chase is greater than the Market Value of the Loaned Securities not returned by the Borrower, the Lender shall return such excess amount to Chase.

14. Section 13(c) of the Agreement is hereby amended by deleting the provisions thereof and inserting the following:

All notices and other communications required by this Agreement shall be in writing and shall be sufficiently given if delivered by hand or overnight courier service, mailed by certified or registered mail or sent by mail, fax or email as follows: (1) if to Chase: 1 Chase Manhattan Plaza, 58th Floor, Securities Lending Division, Attention: Janine Abbatecola, Telephone: 212-552-6452, Facsimile: 212-552-1141 and 480-606-0070; and (2) if to Lender or to the Fund on behalf of the Lender, 100 East Pratt Street, Baltimore, Maryland, 21202, Attention: David Oestreicher, Telephone: (410) 345-2628, Facsimile: (410) 345-6575, or by any other method and to any other address or addresses of which written notice shall have been given in the foregoing manner by the respective parties.

15. Section 8 of the Agreement is hereby deleted and replaced with the following:

In connection with each Loan hereunder, Lender shall pay to Chase a fee equal to 15% of (i) the amount of the earnings derived from Authorized Investments in connection with Loans of Securities collateralized by cash less any Rebate paid to Borrower and plus any Rebate paid to Lender, and (ii) any Securities Loan Fee paid or payable by a Borrower on Loans not collateralized by cash.

12. Except as expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

13. All references to the Lending Agreement in the Lending Agreement or any other document executed or delivered in connection therewith shall, from and after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

14. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

15. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws thereunder (except that the foregoing shall not reduce any statutory right to choose New York law or forum).

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above-written.

T. ROWE PRICE ASSOCIATES, INC. As agent on behalf of each Fund listed on Appendix 4	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By: /s/Gregory K. Hinkle	By: /s/Joseph Rugger
Name: Gregory K. Hinkle	Name: Joseph Rugger
Title: Treasurer	Title: Executive Director

APPENDIX 4

T. ROWE PRICE ASSOCIATES FUNDS

Equity Funds

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Series, Inc. on behalf of:

 T. Rowe Price Blue Chip Growth Portfolio

 T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Index 500 Portfolio

 T. Rowe Price Health Sciences Portfolio

 T. Rowe Price Mid-Cap Growth Portfolio

 T. Rowe Price New America Growth Portfolio

 T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Global Allocation Fund, Inc.

T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Index Trust, Inc. on behalf of:

 T. Rowe Price Equity Index 500 Fund

 T. Rowe Price Extended Equity Market Index Fund

 T. Rowe Price Total Equity Market Index Fund

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:

 T. Rowe Price Institutional Large-Cap Core Growth Fund

 T. Rowe Price Institutional Large -Cap Growth Fund

 T. Rowe Price Institutional Large-Cap Value Fund

 T. Rowe Price Institutional Mid-Cap Equity Growth Fund

 T. Rowe Price Institutional Small-Cap Stock Fund

 T. Rowe Price Institutional U.S. Structured Research Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Africa & Middle East Fund

 T. Rowe Price Institutional Emerging Markets Equity Fund

 T. Rowe Price Institutional Frontier Markets Equity Fund

 T. Rowe Price Institutional Global Focused Growth Equity Fund

 T. Rowe Price Institutional Global Growth Equity Fund

 T. Rowe Price Institutional Global Value Equity Fund

 T. Rowe Price Institutional International Concentrated Equity Fund

 T. Rowe Price Institutional International Core Equity Fund

 T. Rowe Price Institutional International Growth Equity Fund

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Africa & Middle East Fund

 T. Rowe Price Asia Opportunities Fund

 T. Rowe Price Emerging Europe Fund

 T. Rowe Price Emerging Markets Stock Fund

 T. Rowe Price European Stock Fund

 T. Rowe Price Global Growth Stock Fund

 T. Rowe Price Global Industrials Fund

 T. Rowe Price Global Stock Fund

 T. Rowe Price International Concentrated Equity Fund

 T. Rowe Price International Discovery Fund

 T. Rowe Price International Growth & Income Fund

 T. Rowe Price International Stock Fund

 T. Rowe Price Japan Fund

 T. Rowe Price Latin America Fund

 T. Rowe Price New Asia Fund

 T. Rowe Price Overseas Stock Fund

T. Rowe Price International Index Fund, Inc. on behalf of:

 T. Rowe Price International Equity Index Fund

T. Rowe Price International Series, Inc. on behalf of:

 T. Rowe Price International Stock Portfolio

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price New America Growth Fund

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price Real Assets Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

T. Rowe Price Value Fund, Inc.

Income Funds

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Credit Opportunities Fund, Inc.

T. Rowe Price Fixed Income Series, Inc. on behalf of:

 T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Floating Rate Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Inflation Focused Bond Fund, Inc.

T. Rowe Price Inflation Protected Bond Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc., on behalf of:

 T. Rowe Price Institutional Core Plus Fund

 T. Rowe Price Institutional Credit Opportunities Fund

 T. Rowe Price Institutional Floating Rate Fund

 T. Rowe Price Institutional Global Multi-Sector Bond Fund

 T. Rowe Price Institutional High Yield Fund

 T. Rowe Price Institutional Long Duration Credit Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Emerging Markets Bond Fund

 T. Rowe Price Institutional International Bond Fund

T. Rowe Price International Funds, Inc. on behalf:

 T. Rowe Price Emerging Markets Bond Fund

 T. Rowe Price Emerging Markets Corporate Bond Fund

 T. Rowe Price Emerging Markets Local Currency Bond Fund

 T. Rowe Price Global High Income Bond Fund

 T. Rowe Price Global Unconstrained Bond Fund

 T. Rowe Price International Bond Fund

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Personal Strategy Funds, Inc. on behalf of:

 T. Rowe Price Personal Strategy Balanced Fund

 T. Rowe Price Personal Strategy Growth Fund

 T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Short-Term Bond Fund, Inc. on behalf of:

 T. Rowe Price Ultra Short-Term Bond Fund

T. Rowe Price Strategic Income Fund, Inc.

T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:

 T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

T. Rowe Price U.S. Treasury Funds, Inc.

 U.S. Treasury Intermediate Fund

 U.S. Treasury Long-Term Fund

AMENDMENT THIRTEEN TO SECURITIES LENDING AGREEMENT
Securities Lending Cash Collateral

AMENDMENT THIRTEEN (“Amendment”), dated effective February 1, 2016 to the Securities Lending Agreement, dated as of April 11, 1995, as amended, between each of the T. Rowe Price Associates, Inc. funds listed on Appendix 4 attached hereto (each such portfolio or series, a “Lender” and collectively, the “Lenders”), and JPMorgan Chase Bank, N.A. (as successor by operation of law to The Chase Manhattan Bank, N.A.) (“Chase”) and the Indemnification Side Letter from Chase to Lender dated July 25, 2012 (collectively, the “Lending Agreement”). This Amendment shall be deemed for all purposes to constitute a separate and discrete agreement between Chase and each of the Lenders as it may be amended by the parties from time to time, and no Lender shall be responsible or liable for any of the obligations of any other Lender under this Amendment or Lending Agreement or otherwise, notwithstanding anything to the contrary contained herein. When the term “Lender” is used herein, it refers to a given Lender and not to all participating Lenders collectively.

It is hereby agreed as follows:

1. The Lending Agreement is hereby amended to substitute the attached Appendix 4 for the previous version by changing the name of the T. Rowe Price Strategic Income Fund, Inc. to the T. Rowe Price Global Multi-Sector Bond Fund, Inc.; by adding T. Rowe Price Emerging Markets Value Stock Fund and T. Rowe Price Global Consumer Fund as a series of T. Rowe Price International Funds, Inc.; by changing the name of the T. Rowe Price Inflation Focused Bond Fund, Inc. to the T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.; by adding T. Rowe Price Mid-Cap Index Fund and T. Rowe Price Small-Cap Index Fund as series of T. Rowe Price Index Trust, Inc.; by changing the name of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the corporation) to T. Rowe Price Quantitative Management Funds, Inc.; by changing the name of T. Rowe Price Diversified Small-Cap Growth Fund (the series) to the T. Rowe Price QM U.S. Small-Cap Growth Equity Fund; and by adding the T. Rowe Price QM Global Equity Fund, the T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund, and the T. Rowe Price QM U.S. Value Equity Fund as series of the T. Rowe Price Quantitative Management Funds, Inc.

2. Except as expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

3. All references to the Lending Agreement in the Lending Agreement or any other document executed or delivered in connection therewith shall, from and after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

4. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

5. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws thereunder (except that the foregoing shall not reduce any statutory right to choose New York law or forum).

 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above-written.

T. ROWE PRICE ASSOCIATES, INC. As agent on behalf of each Fund listed on Appendix 4	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By: /s/ Catherine D. Mathews	By: /s/Joseph Rugger
Name: Catherine D. Mathews	Name: Joseph Rugger
Title: Treasurer	Title: Executive Director

APPENDIX 4

T. ROWE PRICE ASSOCIATES FUNDS

Equity Funds

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Series, Inc. on behalf of:

 T. Rowe Price Blue Chip Growth Portfolio

 T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Index 500 Portfolio

 T. Rowe Price Health Sciences Portfolio

 T. Rowe Price Mid-Cap Growth Portfolio

 T. Rowe Price New America Growth Portfolio

 T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Global Allocation Fund, Inc.

T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Index Trust, Inc. on behalf of:

 T. Rowe Price Equity Index 500 Fund

 T. Rowe Price Extended Equity Market Index Fund

 T. Rowe Price Mid-Cap Index Fund

 T. Rowe Price Small-Cap Index Fund

 T. Rowe Price Total Equity Market Index Fund

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:

 T. Rowe Price Institutional Large-Cap Core Growth Fund

 T. Rowe Price Institutional Large -Cap Growth Fund

 T. Rowe Price Institutional Large-Cap Value Fund

 T. Rowe Price Institutional Mid-Cap Equity Growth Fund

 T. Rowe Price Institutional Small-Cap Stock Fund

 T. Rowe Price Institutional U.S. Structured Research Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Africa & Middle East Fund

 T. Rowe Price Institutional Emerging Markets Equity Fund

 T. Rowe Price Institutional Frontier Markets Equity Fund

 T. Rowe Price Institutional Global Focused Growth Equity Fund

 T. Rowe Price Institutional Global Growth Equity Fund

 T. Rowe Price Institutional Global Value Equity Fund

 T. Rowe Price Institutional International Concentrated Equity Fund

 T. Rowe Price Institutional International Core Equity Fund

 T. Rowe Price Institutional International Growth Equity Fund

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Africa & Middle East Fund

 T. Rowe Price Asia Opportunities Fund

 T. Rowe Price Emerging Europe Fund

 T. Rowe Price Emerging Markets Stock Fund

 T. Rowe Price Emerging Markets Value Stock Fund

 T. Rowe Price European Stock Fund

 T. Rowe Price Global Consumer Fund

 T. Rowe Price Global Growth Stock Fund

 T. Rowe Price Global Industrials Fund

 T. Rowe Price Global Stock Fund

 T. Rowe Price International Concentrated Equity Fund

 T. Rowe Price International Discovery Fund

 T. Rowe Price International Growth & Income Fund

 T. Rowe Price International Stock Fund

 T. Rowe Price Japan Fund

 T. Rowe Price Latin America Fund

 T. Rowe Price New Asia Fund

 T. Rowe Price Overseas Stock Fund

T. Rowe Price International Index Fund, Inc. on behalf of:

 T. Rowe Price International Equity Index Fund

T. Rowe Price International Series, Inc. on behalf of:

 T. Rowe Price International Stock Portfolio

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price New America Growth Fund

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price Quantitative Management Funds, Inc.

 T. Rowe Price QM Global Equity Fund

 T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

 T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

 T. Rowe Price QM U.S. Value Equity Fund

T. Rowe Price Real Assets Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

T. Rowe Price Value Fund, Inc.

Income Funds

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Credit Opportunities Fund, Inc.

T. Rowe Price Fixed Income Series, Inc. on behalf of:

 T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Floating Rate Fund, Inc.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Inflation Protected Bond Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc., on behalf of:

 T. Rowe Price Institutional Core Plus Fund

 T. Rowe Price Institutional Credit Opportunities Fund

 T. Rowe Price Institutional Floating Rate Fund

 T. Rowe Price Institutional Global Multi-Sector Bond Fund

 T. Rowe Price Institutional High Yield Fund

 T. Rowe Price Institutional Long Duration Credit Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Emerging Markets Bond Fund

 T. Rowe Price Institutional International Bond Fund

T. Rowe Price International Funds, Inc. on behalf:

 T. Rowe Price Emerging Markets Bond Fund

 T. Rowe Price Emerging Markets Corporate Bond Fund

 T. Rowe Price Emerging Markets Local Currency Bond Fund

 T. Rowe Price Global High Income Bond Fund

 T. Rowe Price Global Unconstrained Bond Fund

 T. Rowe Price International Bond Fund

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Personal Strategy Funds, Inc. on behalf of:

 T. Rowe Price Personal Strategy Balanced Fund

 T. Rowe Price Personal Strategy Growth Fund

 T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Short-Term Bond Fund, Inc. on behalf of:

 T. Rowe Price Ultra Short-Term Bond Fund

T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:

 T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

T. Rowe Price U.S. Treasury Funds, Inc.

 U.S. Treasury Intermediate Fund

 U.S. Treasury Long-Term Fund

AMENDMENT FOURTEEN TO SECURITIES LENDING AGREEMENT
Securities Lending Cash Collateral

AMENDMENT FOURTEEN (“Amendment”), dated effective April 25, 2017 to the Securities Lending Agreement, dated as of April 11, 1995, as amended, between each of the T. Rowe Price Associates, Inc. funds listed on Appendix 4 attached hereto (each such portfolio or series, a “Lender” and collectively, the “Lenders”), and JPMorgan Chase Bank, N.A. (as successor by operation of law to The Chase Manhattan Bank, N.A.) (“Chase”) and the Indemnification Side Letter from Chase to Lender dated July 25, 2012 (collectively, the “Lending Agreement”). This Amendment shall be deemed for all purposes to constitute a separate and discrete agreement between Chase and each of the Lenders as it may be amended by the parties from time to time, and no Lender shall be responsible or liable for any of the obligations of any other Lender under this Amendment or Lending Agreement or otherwise, notwithstanding anything to the contrary contained herein. When the term “Lender” is used herein, it refers to a given Lender and not to all participating Lenders collectively.

It is hereby agreed as follows:

6. The Lending Agreement is hereby amended to substitute the attached Appendix 4 for the previous version by adding T. Rowe Price U.S. High Yield Fund on behalf of T. Rowe Price High Yield Fund, Inc.; by changing the name of T. Rowe Price Global Unconstrained Bond Fund to T. Rowe Price Dynamic Global Bond Fund on behalf of T. Rowe Price International Funds, Inc.; and by changing the name of T. Rowe Price International Growth & Income Fund to T. Rowe Price International Value Equity Fund on behalf of T. Rowe Price International Funds, Inc.

7. Except as expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

8. All references to the Lending Agreement in the Lending Agreement or any other document executed or delivered in connection therewith shall, from and after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

9. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

10. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws thereunder (except that the foregoing shall not reduce any statutory right to choose New York law or forum).

 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above-written.

T. ROWE PRICE ASSOCIATES, INC. As agent on behalf of each Fund listed on Appendix 4	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By: /s/ Catherine D. Mathews	By: /s/Joseph Rugger
Name: Catherine D. Mathews	Name: Joseph Rugger
Title: Treasurer	Title: Executive Director

APPENDIX 4

T. ROWE PRICE ASSOCIATES FUNDS

Equity Funds

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Series, Inc. on behalf of:

 T. Rowe Price Blue Chip Growth Portfolio

 T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Index 500 Portfolio

 T. Rowe Price Health Sciences Portfolio

 T. Rowe Price Mid-Cap Growth Portfolio

 T. Rowe Price New America Growth Portfolio

 T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Global Allocation Fund, Inc.

T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Index Trust, Inc. on behalf of:

 T. Rowe Price Equity Index 500 Fund

 T. Rowe Price Extended Equity Market Index Fund

 T. Rowe Price Mid-Cap Index Fund

 T. Rowe Price Small-Cap Index Fund

 T. Rowe Price Total Equity Market Index Fund

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:

 T. Rowe Price Institutional Large-Cap Core Growth Fund

 T. Rowe Price Institutional Large -Cap Growth Fund

 T. Rowe Price Institutional Large-Cap Value Fund

 T. Rowe Price Institutional Mid-Cap Equity Growth Fund

 T. Rowe Price Institutional Small-Cap Stock Fund

 T. Rowe Price Institutional U.S. Structured Research Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Africa & Middle East Fund

 T. Rowe Price Institutional Emerging Markets Equity Fund

 T. Rowe Price Institutional Frontier Markets Equity Fund

 T. Rowe Price Institutional Global Focused Growth Equity Fund

 T. Rowe Price Institutional Global Growth Equity Fund

 T. Rowe Price Institutional Global Value Equity Fund

 T. Rowe Price Institutional International Concentrated Equity Fund

 T. Rowe Price Institutional International Core Equity Fund

 T. Rowe Price Institutional International Growth Equity Fund

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Africa & Middle East Fund

 T. Rowe Price Asia Opportunities Fund

 T. Rowe Price Emerging Europe Fund

 T. Rowe Price Emerging Markets Stock Fund

 T. Rowe Price Emerging Markets Value Stock Fund

 T. Rowe Price European Stock Fund

 T. Rowe Price Global Consumer Fund

 T. Rowe Price Global Growth Stock Fund

 T. Rowe Price Global Industrials Fund

 T. Rowe Price Global Stock Fund

 T. Rowe Price International Concentrated Equity Fund

 T. Rowe Price International Discovery Fund

 T. Rowe Price International Stock Fund

 T. Rowe Price International Value Equity Fund

 T. Rowe Price Japan Fund

 T. Rowe Price Latin America Fund

 T. Rowe Price New Asia Fund

 T. Rowe Price Overseas Stock Fund

T. Rowe Price International Index Fund, Inc. on behalf of:

 T. Rowe Price International Equity Index Fund

T. Rowe Price International Series, Inc. on behalf of:

 T. Rowe Price International Stock Portfolio

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price New America Growth Fund

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price Quantitative Management Funds, Inc.

 T. Rowe Price QM Global Equity Fund

 T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

 T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

 T. Rowe Price QM U.S. Value Equity Fund

T. Rowe Price Real Assets Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

T. Rowe Price Value Fund, Inc.

Income Funds

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Credit Opportunities Fund, Inc.

T. Rowe Price Fixed Income Series, Inc. on behalf of:

 T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Floating Rate Fund, Inc.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

T. Rowe Price High Yield Fund, Inc., on behalf of:

 T. Rowe Price U.S. High Yield Fund

T. Rowe Price Inflation Protected Bond Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc., on behalf of:

 T. Rowe Price Institutional Core Plus Fund

 T. Rowe Price Institutional Credit Opportunities Fund

 T. Rowe Price Institutional Floating Rate Fund

 T. Rowe Price Institutional Global Multi-Sector Bond Fund

 T. Rowe Price Institutional High Yield Fund

 T. Rowe Price Institutional Long Duration Credit Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Emerging Markets Bond Fund

 T. Rowe Price Institutional International Bond Fund

T. Rowe Price International Funds, Inc. on behalf:

 T. Rowe Price Dynamic Global Bond Fund

 T. Rowe Price Emerging Markets Bond Fund

 T. Rowe Price Emerging Markets Corporate Bond Fund

 T. Rowe Price Emerging Markets Local Currency Bond Fund

 T. Rowe Price Global High Income Bond Fund

 T. Rowe Price International Bond Fund

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Personal Strategy Funds, Inc. on behalf of:

 T. Rowe Price Personal Strategy Balanced Fund

 T. Rowe Price Personal Strategy Growth Fund

 T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Short-Term Bond Fund, Inc. on behalf of:

 T. Rowe Price Ultra Short-Term Bond Fund

T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:

 T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

T. Rowe Price U.S. Treasury Funds, Inc.

 U.S. Treasury Intermediate Fund

 U.S. Treasury Long-Term Fund

AMENDMENT FIFTEEN TO SECURITIES LENDING AGREEMENT
Securities Lending Cash Collateral

AMENDMENT FIFTEEN (“Amendment”), dated effective July 25, 2017 to the Securities Lending Agreement, dated as of April 11, 1995, as amended, between each of the T. Rowe Price Associates, Inc. funds listed on Appendix 4 attached hereto (each such portfolio or series, a “Lender” and collectively, the “Lenders”), and JPMorgan Chase Bank, N.A. (as successor by operation of law to The Chase Manhattan Bank, N.A.) (“Chase”) and the Indemnification Side Letter from Chase to Lender dated July 25, 2012 (collectively, the “Lending Agreement”). This Amendment shall be deemed for all purposes to constitute a separate and discrete agreement between Chase and each of the Lenders as it may be amended by the parties from time to time, and no Lender shall be responsible or liable for any of the obligations of any other Lender under this Amendment or Lending Agreement or otherwise, notwithstanding anything to the contrary contained herein. When the term “Lender” is used herein, it refers to a given Lender and not to all participating Lenders collectively.

It is hereby agreed as follows:

11. The Lending Agreement is hereby amended to substitute the attached Appendix 4 for the previous version by adding T. Rowe Price International Bond Fund (USD Hedged) on behalf of T. Rowe Price International Funds, Inc.

12. Except as expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

13. All references to the Lending Agreement in the Lending Agreement or any other document executed or delivered in connection therewith shall, from and after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

14. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

15. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws thereunder (except that the foregoing shall not reduce any statutory right to choose New York law or forum).

 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above-written.

T. ROWE PRICE ASSOCIATES, INC. As agent on behalf of each Fund listed on Appendix 4	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By: /s/Catherine D. Mathews	By:
Name: Catherine D. Mathews	Name: Joseph Rugger
Title: Treasurer	Title: Executive Director

APPENDIX 4

T. ROWE PRICE ASSOCIATES FUNDS

Equity Funds

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Series, Inc. on behalf of:

 T. Rowe Price Blue Chip Growth Portfolio

 T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Index 500 Portfolio

 T. Rowe Price Health Sciences Portfolio

 T. Rowe Price Mid-Cap Growth Portfolio

 T. Rowe Price New America Growth Portfolio

 T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Global Allocation Fund, Inc.

T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Index Trust, Inc. on behalf of:

 T. Rowe Price Equity Index 500 Fund

 T. Rowe Price Extended Equity Market Index Fund

 T. Rowe Price Mid-Cap Index Fund

 T. Rowe Price Small-Cap Index Fund

 T. Rowe Price Total Equity Market Index Fund

T. Rowe Price Institutional Equity Funds, Inc. on behalf of:

 T. Rowe Price Institutional Large-Cap Core Growth Fund

 T. Rowe Price Institutional Large -Cap Growth Fund

 T. Rowe Price Institutional Large-Cap Value Fund

 T. Rowe Price Institutional Mid-Cap Equity Growth Fund

 T. Rowe Price Institutional Small-Cap Stock Fund

 T. Rowe Price Institutional U.S. Structured Research Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Africa & Middle East Fund

 T. Rowe Price Institutional Emerging Markets Equity Fund

 T. Rowe Price Institutional Frontier Markets Equity Fund

 T. Rowe Price Institutional Global Focused Growth Equity Fund

 T. Rowe Price Institutional Global Growth Equity Fund

 T. Rowe Price Institutional Global Value Equity Fund

 T. Rowe Price Institutional International Concentrated Equity Fund

 T. Rowe Price Institutional International Core Equity Fund

 T. Rowe Price Institutional International Growth Equity Fund

T. Rowe Price International Funds, Inc. on behalf of:

 T. Rowe Price Africa & Middle East Fund

 T. Rowe Price Asia Opportunities Fund

 T. Rowe Price Emerging Europe Fund

 T. Rowe Price Emerging Markets Stock Fund

 T. Rowe Price Emerging Markets Value Stock Fund

 T. Rowe Price European Stock Fund

 T. Rowe Price Global Consumer Fund

 T. Rowe Price Global Growth Stock Fund

 T. Rowe Price Global Industrials Fund

 T. Rowe Price Global Stock Fund

 T. Rowe Price International Concentrated Equity Fund

 T. Rowe Price International Discovery Fund

 T. Rowe Price International Stock Fund

 T. Rowe Price International Value Equity Fund

 T. Rowe Price Japan Fund

 T. Rowe Price Latin America Fund

 T. Rowe Price New Asia Fund

 T. Rowe Price Overseas Stock Fund

T. Rowe Price International Index Fund, Inc. on behalf of:

 T. Rowe Price International Equity Index Fund

T. Rowe Price International Series, Inc. on behalf of:

 T. Rowe Price International Stock Portfolio

T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price New America Growth Fund

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price Quantitative Management Funds, Inc.

 T. Rowe Price QM Global Equity Fund

 T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

 T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

 T. Rowe Price QM U.S. Value Equity Fund

T. Rowe Price Real Assets Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

T. Rowe Price Value Fund, Inc.

Income Funds

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Credit Opportunities Fund, Inc.

T. Rowe Price Fixed Income Series, Inc. on behalf of:

 T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Floating Rate Fund, Inc.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

T. Rowe Price High Yield Fund, Inc., on behalf of:

 T. Rowe Price U.S. High Yield Fund

T. Rowe Price Inflation Protected Bond Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc., on behalf of:

 T. Rowe Price Institutional Core Plus Fund

 T. Rowe Price Institutional Credit Opportunities Fund

 T. Rowe Price Institutional Floating Rate Fund

 T. Rowe Price Institutional Global Multi-Sector Bond Fund

 T. Rowe Price Institutional High Yield Fund

 T. Rowe Price Institutional Long Duration Credit Fund

T. Rowe Price Institutional International Funds, Inc. on behalf of:

 T. Rowe Price Institutional Emerging Markets Bond Fund

 T. Rowe Price Institutional International Bond Fund

T. Rowe Price International Funds, Inc. on behalf:

 T. Rowe Price Dynamic Global Bond Fund

 T. Rowe Price Emerging Markets Bond Fund

 T. Rowe Price Emerging Markets Corporate Bond Fund

 T. Rowe Price Emerging Markets Local Currency Bond Fund

 T. Rowe Price Global High Income Bond Fund

 T. Rowe Price International Bond Fund

 T. Rowe Price International Bond Fund (USD Hedged)

 T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

 T. Rowe Price New Income Fund, Inc.

T. Rowe Price Personal Strategy Funds, Inc. on behalf of:

 T. Rowe Price Personal Strategy Balanced Fund

 T. Rowe Price Personal Strategy Growth Fund

 T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Short-Term Bond Fund, Inc. on behalf of:

 T. Rowe Price Ultra Short-Term Bond Fund

T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:

 T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

T. Rowe Price U.S. Treasury Funds, Inc.

 U.S. Treasury Intermediate Fund

 U.S. Treasury Long-Term Fund